UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08497

Name of Fund: Corporate High Yield Fund III, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund III, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 - Report to Stockholders

                              Corporate High Yield
                              Fund III, Inc.

                              Semi-Annual Report
                              November 30, 2005

Corporate High Yield Fund III, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                                  6-month       12-month
=============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 5.88%        + 8.44%
---------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           +10.47         + 8.14
---------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +11.23         +13.25
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.48         + 2.40
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.36         + 3.88
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.33         + 2.94
---------------------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll

                                                Robert C. Doll, Jr.
                                                President and Director


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005              3

A Discussion With Your Fund's Portfolio Manager

      Individual security selection in various sectors, as well as our holdings in two convertible securities, contributed to the Fund's outperformance of its benchmark and comparable Lipper category average for the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, the Common Stock of Corporate High Yield Fund III, Inc. had net annualized yields of 10.67% and 11.67%, based on a period-end per share net asset value of $8.41 and a per share market price of $7.69, respectively, and $.450 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +4.28%, based on a change in per share net asset value from $8.46 to $8.41, and assuming reinvestment of all distributions. The high yield bond market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, returned +2.33% for the six-month period, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +3.46%. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

The positive return of the high yield market over the past six months reflects a recovery from weakness in the early spring of 2005, and a realization that corporate earnings had remained reasonably healthy. In addition, investors digested the effects of General Motors Corporation's entry into the high yield market after the major credit rating agencies downgraded its debt to below investment grade. Despite high yield's broadly favorable performance, the market has been increasingly skittish and risk-averse. Bonds of companies that have suffered earnings disappointments or adverse events have been severely punished. The spreads of high yield bonds versus 10-year U.S. Treasury issues, as measured by the CSFB High Yield Index, narrowed from 430 basis points (4.30%) at May 31, 2005 to 398 basis points at the end of the period on November 30, 2005.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What factors most influenced Fund performance?

Individual security selection benefited Fund performance during the period. Our position in Loral Space & Communications Ltd., a U.S. satellite communications company, performed well as the company's reorganization enabled it to emerge successfully from bankruptcy. We believe Loral has good prospects for recovery and earnings growth. Two of our convertible holdings -- the securities of Cypress Semiconductor Corp. and Reliant Energy Inc. -- also enhanced Fund returns. The securities of Cypress Semiconductor performed well as the company achieved success in its SunPower solar energy operations. The bonds of Reliant Energy, an electric utility, rose amid the company's steadily improving earnings.

Our position in Calpine Corp., an independent electricity producer, detracted from Fund performance. Calpine posted disappointing earnings for the third quarter of 2005, leading to increased speculation that the company would default on its debt. We believe that, while the company's fundamentals over the next 12 months should remain favorable, liquidity issues make the company's survival considerably more precarious. Our holding in Star Gas Partners LP, a residential oil and propane distributor, also had a negative effect on Fund performance. The company faced a liquidity crisis as high oil prices increased its inventory costs. However, we believe Star Gas has a viable business and asset value that will lead to a rebound in the price of the company's bonds.

What changes were made to the portfolio during the period?

We continued to moderate the Fund's risk profile during the period. We trimmed our weighting in CCC-rated bonds from approximately 19% of net assets to 13%. We maintained our position in convertible securities at approximately 7%, as we believe these issues' underlying equity values will enhance their returns. The Fund's exposure to floating rate securities remains at 11.3% as we seek to balance a portion of our rising borrowing costs with securities that pay interest at rates that move with short-term interest rates.


4       CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

We maintained our focus on increasing the portfolio's weightings in sectors with strong earnings momentum, as well as those with more defensive industry characteristics. We boosted the Fund's exposure to the growing U.S. cable sector by adding to holdings in the growing communications satellite industry. Favorable trends in the technology sector have led to increased exposure in that sector through purchases of both high yield bonds and convertible securities. We have also added to the defensive health care sector and reduced exposure to the chemical sector.

The Fund's leverage position averaged 26.0% during the six-month period ended November 30, 2005. That is, the Fund borrowed the equivalent of 26.0% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the six months ended November 30, 2005, the average amount borrowed was $112.4 million, and the daily weighted average interest rate was 3.86%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.

How would you characterize the Fund's position at the close of the period?

We believe that the high yield market has passed its peak performance for the cycle and that volatility will increase, although the asset class still may benefit from continued strength in the economy in the near term. We have positioned the portfolio more conservatively in an effort to reduce risk in anticipation of increasing market volatility as the new year unfolds.

At period-end, the Fund had overweights versus the benchmark CSFB High Yield Index in more defensive sectors, including gaming, broadcasting, diversified media and U.S. cable. We also maintained our emphasis on better quality issues in the cyclical chemical and paper industries. The Fund had an average credit rating of B at the end of the period, as did the CSFB High Yield Index.

Elizabeth M. Phillips
Vice President and Portfolio Manager

December 16, 2005


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005              5

Portfolio Information


                                                                                                                          Percent of
As of November 30, 2005                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                         AES is a worldwide power producer with operations in the United States, Europe,
                                       Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct distribution business to
                                       end users.                                                                           1.6%
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*   Building Materials is a manufacturer of residential roofing products, with
                                       Timberline as its major brand.                                                       1.6
------------------------------------------------------------------------------------------------------------------------------------
Alpharma, Inc.*                        Alpharma manufactures specialty human pharmaceutical and animal health products. Products include liquid and topical pharmaceuticals, specialty antibiotics and animal health feed additives for poultry and livestock. The company has recently announced the sale of its generic pharmaceutical business, with the transaction to close in the first half of 2006. Proceeds are targeted,
                                       in part, to debt reduction.                                                          1.4
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.                    These bonds are an obligation of Liberty Media, but upon conversion are
                                       exchangeable into shares of media giant Time Warner common stock.                    1.4
------------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International*    Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services and data, and long-distance services to residential and business customers. The company also provides Web hosting, high-speed Internet access
                                       and private networks.                                                                1.4
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*              Sierra Pacific Resources is the holding company for two utilities, Nevada Power
                                       Company and Sierra Pacific Power Company. Both utilities primarily serve the
                                       State of Nevada.                                                                     1.4
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*         Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Cable subsidiary that have continued to pay
                                       interest through the bankruptcy proceedings.                                         1.3
------------------------------------------------------------------------------------------------------------------------------------
Sungard Data Systems*                  Sungard is a top financial software firm, brought private by a group of seven financial investors. The company provides information technology and electronic processing for financial services companies worldwide. It also offers a high
                                       availability infrastructure for business continuity.                                 1.3
------------------------------------------------------------------------------------------------------------------------------------
Intelsat*                              Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet communications to over
                                       200 countries and territories.                                                       1.3
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom*                   Time Warner Telecom offers local telephone service and a wide range of telephony products to medium- and large-sized businesses in selected
                                       metropolitan areas. The company operates a fiber optic network.                      1.2
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile

                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Health Care .........................................................       7.6%
Cable -- U.S. .......................................................       7.4
Information Technology ..............................................       6.9
Chemicals ...........................................................       5.9
Diversified Media ...................................................       5.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ..............................................................       6.6%
Bermuda .............................................................       1.9
Netherlands .........................................................       1.2
Brazil ..............................................................       1.2
South Korea .........................................................       0.8
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB .................................................................         1%
BB ..................................................................        23
B ...................................................................        52
CCC .................................................................        13
NR (Not Rated) ......................................................         8
Other* ..............................................................         3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred securities, warrants and other interests.

--------------------------------------------------------------------------------
Average Portfolio Maturity ..........................................  6.6 Years
--------------------------------------------------------------------------------


6       CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Schedule of Investments                                        (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                                Value
===================================================================================================================
Aerospace & Defense--4.6%
           $2,275,000      Alliant Techsystems, Inc., 3% due 8/15/2024 (b)(i)                         $   2,656,063
            1,850,000      DRS Technologies, Inc., 6.875% due 11/01/2013                                  1,757,500
              975,000      Esterline Technologies Corp., 7.75% due 6/15/2013                              1,018,875
              775,000      K&F Acquisition, Inc., 7.75% due 11/15/2014                                      780,813
                           L-3 Communications Corp. (i):
            1,375,000            6.375% due 10/15/2015                                                    1,354,375
            1,380,000            3% due 8/01/2035 (b)                                                     1,342,050
            1,750,000      Standard Aero Holdings, Inc., 8.25% due 9/01/2014                              1,452,500
            1,400,000      Transdigm, Inc., 8.375% due 7/15/2011                                          1,449,000
            2,950,000      Vought Aircraft Industries, Inc., 8% due 7/15/2011                             2,684,500
                                                                                                      -------------
                                                                                                         14,495,676
===================================================================================================================
Airlines--1.4%
            2,250,000      American Airlines, Inc. Class C, 7.80% due 4/01/2008                           2,221,191
                           Continental Airlines, Inc.:
            1,209,126            Series 1997-4-B, 6.90% due 7/02/2018                                     1,032,888
              163,732            Series 1998-1-C, 6.541% due 9/15/2009                                      154,935
            1,086,080            Series 2001-1-C, 7.033% due 12/15/2012                                     985,459
                                                                                                      -------------
                                                                                                          4,394,473
===================================================================================================================
Automotive--0.6%
              800,000      General Motors Acceptance Corp., 7.25% due 3/02/2011                             738,835
            1,165,000      Metaldyne Corp., 11% due 11/01/2013 (i)                                        1,042,675
                                                                                                      -------------
                                                                                                          1,781,510
===================================================================================================================
Broadcasting--6.1%
            2,150,000      Emmis Communications Corp., 9.745% due 6/15/2012 (d)                           2,152,687
            1,150,000      Granite Broadcasting Corp., 9.75% due 12/01/2010                               1,069,500
              500,000      LIN Television Corp., 6.50% due 5/15/2013 (i)                                    478,750
            1,200,000      Nexstar Finance, Inc., 7% due 1/15/2014                                        1,074,000
                           Paxson Communications Corp.:
            2,125,000            10.75% due 7/15/2008                                                     2,172,812
              550,000            12.121%** due 1/15/2009                                                    565,813
            1,700,000      Radio One, Inc., 6.375% due 2/15/2013                                          1,640,500
            1,175,000      Salem Communications Corp., 7.75% due 12/15/2010                               1,211,719
            1,364,000      Salem Communications Holding Corp. Series B, 9% due 7/01/2011                  1,439,020
                           Sinclair Broadcast Group, Inc.:
              200,000            6% due 9/15/2012 (b)                                                       175,000
              400,000            8% due 3/15/2012                                                           412,000
            3,005,000            Class A, 4.875% due 7/15/2018 (b)                                        2,734,550
            1,950,000      Sirius Satellite Radio, Inc., 9.625% due 8/01/2013 (i)                         1,906,125
            2,300,000      Young Broadcasting, Inc., 8.75% due 1/15/2014                                  2,018,250
                                                                                                      -------------
                                                                                                         19,050,726
===================================================================================================================
Cable--International--0.6%
                           New Skies Satellites NV:
              750,000            9.573% due 11/01/2011 (d)(i)                                               770,625
            1,000,000            9.125% due 11/01/2012                                                    1,027,500
                                                                                                      -------------
                                                                                                          1,798,125
===================================================================================================================
Cable--U.S.--8.7%
              750,000      Adelphia Communications Corp., 6% due 2/15/2006 (b)(e)                            16,875
            2,275,000      CSC Holdings, Inc. Series B, 7.625% due 4/01/2011                              2,263,625
            1,900,000      Century Communications Series B, 9.05%** due 1/15/2008 (e)                     1,083,000
                           Charter Communications Holdings LLC:
            2,650,000            8.625% due 4/01/2009                                                     2,120,000
            2,000,000            9.625% due 11/15/2009                                                    1,610,000
              745,000      Charter Communications, Inc., 5.875% due 11/16/2009 (b)(i)                       550,369
                           Intelsat Bermuda Ltd. (i):
            2,675,000            8.695% due 1/15/2012 (d)                                                 2,715,125
            2,775,000            8.625% due 1/15/2015                                                     2,781,937
            4,019,000      Loral Cyberstar, Inc., 10% due 7/15/2006 (e)                                   3,808,003
            3,775,000      Mediacom Broadband LLC, 11% due 7/15/2013                                      4,058,125
              450,000      Mediacom LLC, 9.50% due 1/15/2013                                                442,125
            1,200,000      PanAmSat Corp., 9% due 8/15/2014                                               1,260,000
            1,775,000      Quebecor Media, Inc., 10.811%** due 7/15/2011                                  1,812,719
            1,900,000      Rainbow National Services LLC, 10.375% due 9/01/2014 (i)                       2,071,000
              596,000      Skynet Senior Secured Note, 14% due 12/01/2015                                   697,320
                                                                                                      -------------
                                                                                                         27,290,223
===================================================================================================================
Chemicals--7.1%
            1,519,000      BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014                       1,684,191
            1,525,000      Huntsman International, LLC, 10.125% due 7/01/2009                             1,570,750
            1,025,000      ISP Chemco, Inc. Series B,10.25% due 7/01/2011                                 1,091,625
            1,075,000      ISP Holdings, Inc. Series B,10.625% due 12/15/2009                             1,126,063
            1,950,000      Innophos, Inc., 9.625% due 8/15/2014 (i)                                       1,959,750
                           Millennium America, Inc.:
            2,300,000            7% due 11/15/2006                                                        2,334,500
              975,000            9.25% due 6/15/2008                                                      1,053,000
                           Nalco Co.:
              450,000            7.75% due 11/15/2011                                                       462,375
            1,125,000            8.875% due 11/15/2013                                                    1,167,187
            1,124,000      Nalco Finance Holdings, Inc., 9.116%** due 2/01/2014                             834,570
            1,125,000      Nova Chemical Corp., 7.561% due 11/15/2013 (d)(i)                              1,147,500
            2,300,000      Omnova Solutions, Inc., 11.25% due 6/01/2010                                   2,426,500
              725,000      PCI Chemicals Canada, Inc., 10% due 12/31/2008                                   760,344
            2,500,000      PolyOne Corp., 10.625% due 5/15/2010                                           2,575,000
            1,950,000      Tronox Worldwide LLC, 9.50% due 12/01/2012 (i)                                 2,008,500
                                                                                                      -------------
                                                                                                         22,201,855
===================================================================================================================
Consumer--Durables--0.9%
            1,350,000      Sealy Mattress Co., 8.25% due 6/15/2014                                        1,377,000
              600,000      Simmons Bedding Co., 7.875% due 1/15/2014                                        543,000
              785,000      Tempur-Pedic, Inc., 10.25% due 8/15/2010                                         844,856
                                                                                                      -------------
                                                                                                          2,764,856
===================================================================================================================
Consumer--Non-Durables--3.0%
                           Chattem, Inc.:
            1,775,000            7.41% due 3/01/2010 (d)                                                  1,788,313
              600,000            7% due 3/01/2014                                                           606,750
            1,175,000      Church & Dwight Co., Inc., 6% due 12/15/2012                                   1,157,375
            3,525,000      Hines Nurseries, Inc., 10.25% due 10/01/2011                                   3,454,500
            2,200,000      Samsonite Corp., 8.875% due 6/01/2011                                          2,249,500
                                                                                                      -------------
                                                                                                          9,256,438
===================================================================================================================


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005              7

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                                Value
===================================================================================================================
Diversified Media--7.8%
           $2,550,000      CBD Media, Inc., 8.625% due 6/01/2011                                      $   2,601,000
            2,275,000      CanWest Media, Inc., 8% due 9/15/2012                                          2,331,875
            1,367,000      Dex Media West LLC, 9.875% due 8/15/2013                                       1,512,244
                           Houghton Mifflin Co.:
            2,650,000            8.25% due 2/01/2011                                                      2,746,062
            1,775,000            10.378%** due 10/15/2013 (i)                                             1,360,094
            5,600,000      Liberty Media Corp., 0.75% due 3/30/2023 (b)                                   6,125,000
              625,000      Primedia, Inc., 8.875% due 5/15/2011                                             598,437
              775,000      Six Flags, Inc., 9.625% due 6/01/2014                                            761,437
                           Universal City Florida Holding Co. I:
            1,375,000            8.375% due 5/01/2010                                                     1,354,375
            1,700,000            9% due 5/01/2010 (d)                                                     1,721,250
            3,302,000      Yell Finance BV, 12.52%** due 8/01/2011                                        3,384,550
                                                                                                      -------------
                                                                                                         24,496,324
===================================================================================================================
Energy--Exploration & Production--2.5%
            1,575,000      Belden & Blake Corp., 8.75% due 7/15/2012                                      1,614,375
            1,550,000      Chaparral Energy, Inc., 8.50% due 12/01/2015 (i)                               1,573,250
            1,950,000      Compton Petroleum Corp., 7.625% due 12/01/2013 (i)                             1,979,250
            2,525,000      Plains Exploration & Production Co. Series B, 8.75% due 7/01/2012              2,708,063
                                                                                                      -------------
                                                                                                          7,874,938
===================================================================================================================
Energy--Other--2.5%
            1,875,000      Dresser, Inc., 9.375% due 4/15/2011                                            1,973,437
              150,000      Ferrellgas Escrow LLC, 6.75% due 5/01/2014                                       141,375
            2,350,000      SemGroup LP, 8.75% due 11/15/2015 (i)                                          2,373,500
            1,775,000      Star Gas Partners LP, 10.25% due 2/15/2013                                     1,446,625
            1,975,000      Suburban Propane Partners, LP, 6.875% due 12/15/2013                           1,821,937
                                                                                                      -------------
                                                                                                          7,756,874
===================================================================================================================
Financial--0.4%
            1,350,000      E*Trade Financial Corp., 7.375% due 9/15/2013 (i)                              1,339,875
===================================================================================================================
Food & Tobacco--4.2%
              800,000      AmeriQual Group LLC, 9% due 4/01/2012 (i)                                        828,000
                           Commonwealth Brands, Inc. (i):
            1,975,000            9.75% due 4/15/2008                                                      2,184,844
            1,525,000            10.625% due 9/01/2008                                                    1,740,406
            2,925,000      Cott Beverages USA, Inc., 8% due 12/15/2011                                    2,998,125
                           Del Monte Corp.:
            1,250,000            8.625% due 12/15/2012                                                    1,312,500
              475,000            6.75% due 2/15/2015 (i)                                                    453,625
              975,000      Merisant Co., 9.50% due 7/15/2013                                                633,750
            1,250,000      Merisant Worldwide, Inc., 12.214%** due 5/15/2014                                196,875
              400,000      Michael Foods, Inc., 8% due 11/15/2013                                           410,500
            1,950,000      New World Pasta Co., 9.25% due 2/15/2009 (e)                                     117,000
            2,100,000      Smithfield Foods, Inc. Series B, 8% due 10/15/2009                             2,220,750
                                                                                                      -------------
                                                                                                         13,096,375
===================================================================================================================
Gaming--7.6%
            3,225,000      Boyd Gaming Corp., 8.75% due 4/15/2012                                         3,458,812
              900,000      CCM Merger, Inc., 8% due 8/01/2013 (i)                                           870,750
            1,350,000      Caesars Entertainment, Inc., 7.875% due 3/15/2010                              1,449,563
            1,375,000      Greektown Holdings, 10.75% due 12/01/2013 (i)                                  1,383,594
            1,725,000      Inn of the Mountain Gods Resort & Casino, 12% due 11/15/2010                   1,794,000
            1,000,000      Las Vegas Sands Corp., 6.375% due 2/15/2015                                      962,500
            1,550,000      MGM Mirage, 8.50% due 9/15/2010                                                1,677,875
            3,325,000      Majestic Star Casino LLC, 9.50% due 10/15/2010                                 3,262,656
              729,000      Pinnacle Entertainment, Inc., 8.25% due 3/15/2012                                743,580
            2,575,000      Poster Financial Group, Inc., 8.75% due 12/01/2011                             2,652,250
            2,675,000      Resorts International Hotel and Casino, Inc., 11.50% due 3/15/2009             2,962,562
              975,000      San Pasqual Casino, 8% due 9/15/2013 (i)                                         966,469
            1,800,000      Tunica-Biloxi Gaming Authority, 9% due 11/15/2015 (i)                          1,800,000
                                                                                                      -------------
                                                                                                         23,984,611
===================================================================================================================
Health Care--9.0%
                           Alpharma, Inc.:
            2,950,000            3% due 6/01/2006 (b)                                                     3,897,688
            2,175,000            8.625% due 5/01/2011                                                     2,327,250
              800,000      Athena Neurosciences Finance LLC, 7.25% due 2/21/2008                            778,000
            2,700,000      DaVita, Inc., 7.25% due 3/15/2015                                              2,757,375
            1,575,000      Elan Finance Plc, 8.34% due 11/15/2011 (d)                                     1,464,750
            2,950,000      HCA, Inc., 5.50% due 12/01/2009                                                2,862,220
            2,350,000      HealthSouth Corp., 8.375% due 10/01/2011                                       2,214,875
                           Mylan Laboratories, Inc. (i):
            1,175,000            5.75% due 8/15/2010                                                      1,164,719
              575,000            6.375% due 8/15/2015                                                       569,969
                           Select Medical Corp.:
            1,450,000            7.625% due 2/01/2015                                                     1,377,500
            1,950,000            9.933% due 9/15/2015 (d)(i)                                              1,945,125
            1,000,000      Tenet Healthcare Corp., 9.875% due 7/01/2014                                   1,002,500
            2,675,000      US Oncology, Inc., 9% due 8/15/2012                                            2,855,563
            1,000,000      Vanguard Health Holding Co. II LLC, 9% due 10/01/2014                          1,055,000
            1,950,000      Ventas Realty LP, 6.75% due 6/01/2010                                          1,979,250
                                                                                                      -------------
                                                                                                         28,251,784
===================================================================================================================
Housing--3.4%
                           Building Materials Corp. of America:
            1,050,000            8% due 10/15/2007                                                        1,060,500
            5,850,000            8% due 12/01/2008                                                        5,908,500
              775,000      Forest City Enterprises, Inc., 7.625% due 6/01/2015                              813,750
                           Goodman Global Holding Co., Inc. (i):
              450,000            6.41% due 6/15/2012 (d)                                                    445,500
              950,000            7.875% due 12/15/2012                                                      893,000
              800,000      Standard-Pacific Corp., 6.50% due 8/15/2010                                      764,000
              725,000      Texas Industries, Inc., 7.25% due 7/15/2013 (i)                                  750,375
                                                                                                      -------------
                                                                                                         10,635,625
===================================================================================================================
Information Technology--9.2%
            1,000,000      Activant Solutions, Inc., 10.054% due 4/01/2010 (d)(i)                         1,025,000
            3,600,000      Advanced Micro Devices, Inc., 7.75% due 11/01/2012                             3,627,000
                           Amkor Technology, Inc.:
              775,000            9.25% due 2/15/2008                                                        747,875
            1,375,000            7.125% due 3/15/2011                                                     1,203,125
            3,015,000      Cypress Semiconductor Corp., 1.25% due 6/15/2008 (b)                           3,520,013
            1,925,000      Freescale Semiconductor, Inc., 6.90% due 7/15/2009 (d)                         1,973,125
                           MagnaChip Semiconductor SA:
              300,000            6.875% due 12/15/2011                                                      289,500
            1,650,000            7.12% due 12/15/2011 (d)                                                 1,666,500
            1,775,000            8% due 12/15/2014                                                        1,641,875
===================================================================================================================


8       CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                                Value
===================================================================================================================
Information Technology (concluded)
           $1,835,000      Quantum Corp., 4.375% due 8/01/2010 (b)                                    $   1,740,956
                           Sungard Data Systems, Inc. (i):
            1,625,000            8.525% due 8/15/2013 (d)                                                 1,683,906
            2,450,000            9.125% due 8/15/2013                                                     2,535,750
            1,375,000            10.25% due 8/15/2015                                                     1,388,750
              775,000      Telcordia Technologies Inc., 10% due 3/15/2013 (i)                               674,250
            1,150,000      UGS Corp., 10% due 6/01/2012                                                   1,253,500
            1,000,000      Unisys Corp., 8% due 10/15/2012                                                  905,000
            3,400,000      Viasystems, Inc., 10.50% due 1/15/2011                                         3,145,000
                                                                                                      -------------
                                                                                                         29,021,125
===================================================================================================================
Leisure--1.6%
                           Felcor Lodging LP:
            1,550,000            8.50% due 6/01/2011                                                      1,697,250
            2,850,000            8.83% due 6/01/2011 (d)                                                  2,964,000
              575,000      True Temper Sports, Inc., 8.375% due 9/15/2011                                   517,500
                                                                                                      -------------
                                                                                                          5,178,750
===================================================================================================================
Manufacturing--5.6%
            2,175,000      CPI Holdco, Inc., 9.672% due 2/01/2015 (d)(i)                                  2,118,520
              800,000      Case New Holland, Inc., 9.25% due 8/01/2011                                      848,000
            1,350,000      Caue Finance Ltd., 8.875% due 8/01/2015 (i)                                    1,431,000
              875,000      Chart Industries, Inc., 9.125% due 10/15/2015 (i)                                883,750
            3,725,000      EaglePicher Inc., 9.75% due 9/01/2013 (e)                                      2,886,875
            2,300,000      Invensys Plc, 9.875% due 3/15/2011 (i)                                         2,254,000
            1,335,000      Medis Technologies Ltd., 6% due 7/15/2010 (b)(i)                               1,201,500
              975,000      Mueller Group, Inc., 10% due 5/01/2012                                         1,028,625
              775,000      Rexnord Corp., 10.125% due 12/15/2012                                            837,000
            1,000,000      Superior Essex Communications LLC, 9% due 4/15/2012                              985,000
            3,725,000      Trimas Corp., 9.875% due 6/15/2012                                             3,054,500
                                                                                                      -------------
                                                                                                         17,528,770
===================================================================================================================
Metal--Other--2.0%
            1,150,000      Foundation PA Coal Co., 7.25% due 8/01/2014                                    1,173,000
            2,925,000      Luscar Coal Ltd., 9.75% due 10/15/2011                                         3,151,688
            2,150,000      Novelis, Inc., 7.25% due 2/15/2015                                             2,010,250
                                                                                                      -------------
                                                                                                          6,334,938
===================================================================================================================
Packaging--2.2%
            1,350,000      Graham Packing Co., Inc., 9.875% due 10/15/2014                                1,306,125
                           Owens-Brockway:
            3,000,000            8.875% due 2/15/2009                                                     3,150,000
              400,000            8.25% due 5/15/2013                                                        413,000
              475,000      Pliant Corp., 13% due 6/01/2010 (e)                                               90,250
            2,025,000      US Can Corp., 12.375% due 10/01/2010                                           1,913,625
                                                                                                      -------------
                                                                                                          6,873,000
===================================================================================================================
Paper--5.6%
            3,025,000      Abitibi-Consolidated, Inc., 7.37% due 6/15/2011 (d)                            2,904,000
              975,000      Boise Cascade LLC, 7.025% due 10/15/2012 (d)                                     945,750
            3,325,000      Bowater, Inc., 6.87% due 3/15/2010 (d)                                         3,258,500
            2,025,000      Domtar, Inc., 7.125% due 8/15/2015                                             1,792,125
                           Graphic Packaging International Corp.:
              825,000            8.50% due 8/15/2011                                                        820,875
              950,000            9.50% due 8/15/2013                                                        897,750
              925,000      JSG Funding Plc, 9.625% due 10/01/2012                                           915,750
                           NewPage Corp.:
            1,450,000            10.50% due 5/01/2012 (d)                                                 1,435,500
            1,450,000            12% due 5/01/2013                                                        1,305,000
            2,325,000      Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011                         2,272,687
            1,003,000      Western Forest Products, Inc., 15% due 7/28/2009 (g)(i)                        1,090,490
                                                                                                      -------------
                                                                                                         17,638,427
===================================================================================================================
Retail--1.9%
              600,000      General Nutrition Centers, Inc., 8.625% due 1/15/2011                            582,000
            2,550,000      Jean Coutu Group, Inc., 8.50% due 8/01/2014                                    2,365,125
                           Neiman-Marcus Group, Inc. (i):
            1,375,000            9% due 10/15/2015                                                        1,399,062
            1,575,000            10.375% due 10/15/2015                                                   1,592,719
                                                                                                      -------------
                                                                                                          5,938,906
===================================================================================================================
Service--5.6%
            2,625,000      Allied Waste North America, Inc. Series B, 8.875% due 4/01/2008                2,762,812
            2,725,000      Corrections Corp. of America, 7.50% due 5/01/2011                              2,834,000
            1,750,000      Dycom Industries, Inc., 8.125% due 10/15/2015 (i)                              1,750,000
            1,150,000      MSW Energy Holdings LLC, 8.50% due 9/01/2010                                   1,219,000
              375,000      MSW Energy Holdings II LLC, 7.375% due 9/01/2010                                 383,437
            1,300,000      Mac-Gray Corp., 7.625% due 8/15/2015                                           1,322,750
            1,175,000      Service Corp. International, 7% due 6/15/2017 (i)                              1,161,781
            3,325,000      United Rentals North America, Inc., 7.75% due 11/15/2013 (i)                   3,200,313
            3,100,000      Waste Services, Inc., 9.50% due 4/15/2014                                      3,100,000
                                                                                                      -------------
                                                                                                         17,734,093
===================================================================================================================
Steel--1.1%
            1,950,000      Chaparral Steel Co., 10% due 7/15/2013                                         2,071,875
            1,200,000      Ucar Finance, Inc., 10.25% due 2/15/2012                                       1,266,000
                                                                                                      -------------
                                                                                                          3,337,875
===================================================================================================================
Telecommunications--5.1%
                           ADC Telecommunications, Inc. (b):
            2,200,000            1% due 6/15/2008                                                         2,120,250
              750,000            3.996% due 6/15/2013 (d)                                                   750,000
              850,000      Alaska Communications Systems Holdings, Inc., 9.875% due 8/15/2011               921,187
              350,000      Cincinnati Bell, Inc., 8.375% due 1/15/2014                                      343,000
            3,225,000      LCI International, Inc., 7.25% due 6/15/2007                                   3,216,938
              350,000      Qwest Communications International, Inc., 7.50% due 2/15/2014 (i)                353,500
                           Qwest Corp. (i):
            1,550,000            7.12% due 6/15/2013 (d)                                                  1,670,125
              525,000            7.625% due 6/15/2015                                                       558,469
            1,000,000      Terremark Worldwide, Inc., 9% due 6/15/2009 (b)(i)                               835,000
              850,000      Time Warner Telecom Holdings, Inc., 8.34% due 2/15/2011 (d)                      869,125
                           Time Warner Telecom, Inc.:
              250,000            9.75% due 7/15/2008                                                        254,688
            3,875,000            10.125% due 2/01/2011                                                    4,049,375
                                                                                                      -------------
                                                                                                         15,941,657
===================================================================================================================
Transportation--0.8%
            2,325,000      Teekay Shipping Corp., 8.875% due 7/15/2011                                    2,624,344
===================================================================================================================


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005              9

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                                Value
===================================================================================================================
Utility--9.8%
                           The AES Corp.:
           $4,458,000            9.375% due 9/15/2010                                                 $   4,848,075
            2,100,000            8.75% due 5/15/2013 (i)                                                  2,283,750
            1,975,000      Aquila, Inc., 7.625% due 11/15/2009                                            2,014,500
            4,875,000      Calpine Canada Energy Finance Ulc, 8.50% due 5/01/2008                         1,365,000
              750,000      Calpine Corp., 8.75% due 7/15/2007                                               232,500
            1,966,000      Centerpoint Energy, Inc. Series B, 3.75% due 5/15/2023 (b)                     2,364,115
            1,979,000      ESI Tractebel Acquisition Corp. Series B, 7.99% due 12/30/2011                 2,074,439
            1,900,000      Edison Mission Energy, 9.875% due 4/15/2011                                    2,211,125
                           Nevada Power Co.:
              390,000            9% due 8/15/2013                                                           429,623
            2,145,000            Series E, 10.875% due 10/15/2009                                         2,348,775
            2,550,000      Reliant Energy, Inc., 6.75% due 12/15/2014                                     2,231,250
            1,650,000      Sierra Pacific Power Co. Series A, 8% due 6/01/2008                            1,728,375
            1,200,000      Sierra Pacific Resources, 8.625% due 3/15/2014                                 1,311,000
              925,000      Southern Natural Gas Co., 8.875% due 3/15/2010                                   989,158
            2,142,782      Tenaska Alabama Partners LP, 7% due 6/30/2021 (i)                              2,166,162
            2,000,000      Texas Genco LLC, 6.875% due 12/15/2014 (i)                                     2,140,000
                                                                                                      -------------
                                                                                                         30,737,847
===================================================================================================================
Wireless Communications--5.1%
              825,000      American Tower Escrow Corp., 14.887%** due 8/01/2008                             637,313
            2,000,000      Centennial Cellular Operating Co. LLC, 10.125% due 6/15/2013                   2,230,000
            2,350,000      Digicel Ltd., 9.25% due 9/01/2012 (i)                                          2,420,500
            1,000,000      Dobson Cellular Systems, 9% due 11/01/2011 (d)                                 1,037,500
              875,000      Dobson Communications Corp., 8.40% due 10/15/2012 (d)(i)                         861,875
            1,750,000      IWO Holdings, Inc., 7.90% due 1/15/2012 (d)                                    1,811,250
                           Rogers Wireless Communications, Inc.:
              650,000            6.995% due 12/15/2010 (d)                                                  671,125
              250,000            8% due 12/15/2012                                                          264,687
            3,400,000            6.375% due 3/01/2014                                                     3,378,750
              625,000      Rural Cellular Corp., 8.37% due 3/15/2010 (d)                                    642,187
              894,000      SBA Communications Corp., 8.50% due 12/01/2012                                   992,340
            1,255,000      SBA Telecommunications, Inc., 7.415%** due 12/15/2011                          1,148,325
                                                                                                      -------------
                                                                                                         16,095,852
===================================================================================================================
                           Total Corporate Bonds (Cost--$397,428,115)--126.0%                           395,455,872
===================================================================================================================

                           Floating Rate Loan Interests (a)                                               Value
===================================================================================================================
Cable--U.S.--1.5%
            4,850,000      Century Cable Holdings LLC Discretionary Term Loan, 9% due 12/31/2009          4,769,975
===================================================================================================================
Chemicals--0.9%
            2,830,000      Wellman, Inc. Second Lien Term Loan, 11% due 2/10/2010                         2,881,882
===================================================================================================================
Consumer--Durables--0.5%
            1,375,000      Simmons Co. Term Loan, 7% due 6/19/2012                                        1,391,759
===================================================================================================================
Manufacturing--0.3%
              997,462      EaglePicher Holdings, Inc. Tranche B Term Loan, 10.50% due 8/07/2009             993,543
-------------------------------------------------------------------------------------------------------------------
                           Total Floating Rate Loan Interests (Cost--$9,725,805)--3.2%                   10,037,159
===================================================================================================================

                           Foreign Government Obligations                                                 Value
===================================================================================================================
                           Brazilian Government International Bond:
            1,900,000            8.75% due 2/04/2025                                                      1,979,800
            1,900,000            8.25% due 1/20/2034                                                      1,894,300
            1,200,000      Philippine Government International Bond, 8.375% due 2/15/2011                 1,273,500
              800,000      Turkey Government International Bond, 8% due 2/14/2034                           848,000
              400,000      Venezuela Government International Bond, 7.65% due 4/21/2025                     392,600
-------------------------------------------------------------------------------------------------------------------
                           Total Foreign Government Obligations (Cost--$6,292,695)--2.0%                  6,388,200
===================================================================================================================

               Shares
                 Held      Common Stocks
===================================================================================================================
Airlines--0.2%
               81,243      ABX Air, Inc. (c)                                                                609,323
===================================================================================================================
Energy--Other--0.6%
               72,599      Trico Marine Services, Inc. (c)                                                1,808,441
===================================================================================================================
Paper--0.1%
              203,785      Western Forest Products, Inc. (c)                                                409,819
-------------------------------------------------------------------------------------------------------------------
                           Total Common Stocks (Cost--$4,438,083)--0.9%                                   2,827,583
===================================================================================================================

===================================================================================================================

Preferred Securities
-------------------------------------------------------------------------------------------------------------------
                           Preferred Stocks
===================================================================================================================
Automotive--0.7%
              128,000      General Motors Corp. Series C, 6.25% (b)                                       2,112,000
-------------------------------------------------------------------------------------------------------------------
                           Total Preferred Stocks (Cost--$3,199,472)--0.7%                                2,112,000
-------------------------------------------------------------------------------------------------------------------

                 Face
               Amount      Capital Trusts
===================================================================================================================
Health Care--1.3%
           $3,750,000      Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008                  3,946,875
-------------------------------------------------------------------------------------------------------------------
                           Total Capital Trusts (Cost--$3,683,402)--1.3%                                  3,946,875
===================================================================================================================
                           Total Preferred Securities (Cost--$6,882,874)--2.0%                            6,058,875
===================================================================================================================


10      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

               Shares
                 Held      Warrants (h)                                                                   Value
===================================================================================================================
Health Care--0.0%
               32,042      HealthSouth Corp. (expires 1/16/2014)                                      $      80,105
===================================================================================================================
Packaging--0.0%
                4,000      Pliant Corp. (expires 6/01/2010)                                                      40
===================================================================================================================
Paper--0.0%
                  700      MDP Acquisitions Plc (expires 10/01/2013)                                          3,500
===================================================================================================================
Wireless Communications--0.1%
                  825      American Tower Corp. (expires 8/01/2008)                                         316,182
-------------------------------------------------------------------------------------------------------------------
                           Total Warrants (Cost--$53,674)--0.1%                                             399,827
-------------------------------------------------------------------------------------------------------------------

           Beneficial
             Interest      Other Interests (f)                                                            Value
-------------------------------------------------------------------------------------------------------------------
Airlines--0.5%
           $3,780,240      US Airways Group, Inc.--Certificate of Beneficial Interest                 $   1,587,701
===================================================================================================================
                           Total Other Interests (Cost--$1,020,665)--0.5%                                 1,587,701
===================================================================================================================
Total Investments (Cost--$425,841,911*)--134.7%                                                         422,755,217

Liabilities in Excess of Other Assets--(34.7%)                                                         (108,795,368)
                                                                                                      -------------
Net Assets--100.0%                                                                                    $ 313,959,849
                                                                                                      =============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 426,130,988
                                                                  =============
      Gross unrealized appreciation ....................          $  15,653,210
      Gross unrealized depreciation ....................            (19,028,981)
                                                                  -------------
      Net unrealized depreciation ......................          $  (3,375,771)
                                                                  =============

** Represents zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(a) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(b)   Convertible security.
(c)   Non-income producing security.
(d)   Floating rate note.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net         Interest
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                           $(79,564)       $  4,339
      --------------------------------------------------------------------------

o     Swaps outstanding as of November 30, 2005 were as follows:

                                                                           Unrealized
                                                             Notional     Appreciation
                                                               Amount    (Depreciation)
      --------------------------------------------------------------------------------
      Sold credit default protection on General Motors
       Corp. and receive 4.40%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2007                                   $  400,000     $  (48,008)

      Sold credit default protection on General Motors
       Corp. and receive 8.00%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2007                                   $  400,000        (29,919)

      Sold credit default protection on Russian
       Federation and receive 0.73%
      Broker, UBS Warburg
       Expires October 2010                                $2,000,000          4,808

      Sold credit default protection on Federative
       Republic of Brazil and receive 3.44%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires October 2010                                $1,000,000         39,463

      Bought credit default protection on Chemtura
       Corp. and pay 1.35%
      Broker, Deutsche Bank AG
       Expires December 2010                               $  600,000          6,455

      Bought credit default protection on Chemtura
       Corp. and pay 1.4286%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires December 2010                               $1,375,000         10,122

      Bought credit default protection on Ford Motor
       Credit Co. and pay 4.37%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires December 2010                               $  800,000         21,640

      Sold credit default protection on Dow Jones CDX
       Emerging Markets Index Series 4 and receive 1.80%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires December 2010                               $1,000,000         17,621

      Sold credit default protection on Dow Jones CDX
       Emerging Markets Index Series 4 and receive 1.80%
      Broker, Morgan Stanley Capital Services, Inc.
       Expires December 2010                               $2,950,000         90,332
      --------------------------------------------------------------------------------
      Total                                                               $  112,514
                                                                          ==========

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             11

Statement of Assets, Liabilities and Capital

As of November 30, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$425,841,911) .......................................                       $ 422,755,217
                       Cash ....................................................................                             52,808
                       Unrealized appreciation on swaps ........................................                            112,514
                       Receivables:
                          Interest .............................................................     $   8,467,372
                          Securities sold ......................................................         6,601,939
                          Swaps ................................................................            18,222       15,087,533
                                                                                                     -------------
                       Prepaid expenses and other assets .......................................                             40,300
                                                                                                                      -------------
                       Total assets ............................................................                        438,048,372
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Loans ...................................................................                        120,500,000
                       Swap premiums received ..................................................                             60,521
                       Payables:
                          Securities purchased .................................................         3,049,360
                          Dividends to shareholders ............................................           174,874
                          Investment adviser ...................................................           169,144
                          Interest on loans ....................................................            84,289
                          Other affiliates .....................................................             2,835        3,480,502
                                                                                                     -------------
                       Accrued expenses ........................................................                             47,500
                                                                                                                      -------------
                       Total liabilities .......................................................                        124,088,523
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net Assets ..............................................................                      $ 313,959,849
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized .............                      $   3,731,014
                       Paid-in capital in excess of par ........................................                        540,741,636
                       Undistributed investment income--net ....................................     $   2,418,038
                       Accumulated realized capital losses--net ................................      (229,956,659)
                       Unrealized depreciation--net ............................................        (2,974,180)
                                                                                                     -------------
                       Total accumulated losses--net ...........................................                       (230,512,801)
                                                                                                                      -------------
                       Total--Equivalent to $8.41 per share based on 37,310,139 shares
                        of capital stock outstanding (market price--$7.69) ....................                       $ 313,959,849
                                                                                                                      =============

      See Notes to Financial Statements.


12      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Statement of Operations

For the Six Months Ended November 30, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $4,339 from affiliates) .............................                      $  17,320,296
                       Dividends ...............................................................                            100,000
                       Other ...................................................................                            275,747
                                                                                                                      -------------
                       Total income ............................................................                         17,696,043
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Loan interest expense ...................................................     $   2,177,624
                       Investment advisory fees ................................................         1,300,645
                       Borrowing costs .........................................................            83,880
                       Accounting services .....................................................            59,723
                       Professional fees .......................................................            45,613
                       Transfer agent fees .....................................................            34,641
                       Printing and shareholder reports ........................................            22,523
                       Pricing services ........................................................            14,894
                       Listing fees ............................................................            14,548
                       Custodian fees ..........................................................            12,350
                       Directors' fees and expenses ............................................            10,664
                       Other ...................................................................            14,276
                                                                                                     -------------
                       Total expenses ..........................................................                          3,791,381
                                                                                                                      -------------
                       Investment income--net ..................................................                         13,904,662
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .....................................................            44,628
                          Futures contracts and swaps--net .....................................            22,311           66,939
                                                                                                     -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .....................................................          (968,473)
                          Futures contracts and swaps--net .....................................           105,856         (862,617)
                                                                                                     ------------------------------
                       Total realized and unrealized loss--net .................................                           (795,678)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....................                      $  13,108,984
                                                                                                                      =============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             13

Statements of Changes in Net Assets

                                                                                                      For the Six        For the
                                                                                                     Months Ended      Year Ended
                                                                                                     November 30,        May 31,
Increase (Decrease) in Net Assets:                                                                       2005             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................     $  13,904,662    $  31,712,812
                       Realized gain--net ......................................................            66,939        6,925,406
                       Change in unrealized appreciation/depreciation--net .....................          (862,617)      (4,257,822)
                                                                                                     ------------------------------
                       Net increase in net assets resulting from operations ....................        13,108,984       34,380,396
                                                                                                     ------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ...................       (14,774,815)     (33,146,162)
                                                                                                     ------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in reinvestment
                        of dividends ...........................................................                --          808,256
                                                                                                     ------------------------------
                       Net increase in net assets resulting from capital stock transactions ....                --          808,256
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .................................        (1,665,831)       2,042,490
                       Beginning of period .....................................................       315,625,680      313,583,190
                                                                                                     ------------------------------
                       End of period* ..........................................................     $ 313,959,849    $ 315,625,680
                                                                                                     ==============================
                          * Undistributed investment income--net ..............................      $   2,418,038    $   3,288,191
                                                                                                     ==============================

      See Notes to Financial Statements.


14      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Statement of Cash Flows

For the Six Months Ended November 30, 2005
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ......................................    $  13,108,984
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ................................................................          326,767
                          Decrease in prepaid expenses and other assets ..........................................           43,315
                          Decrease in other liabilities ..........................................................         (143,608)
                          Realized and unrealized loss--net ......................................................          795,678
                          Realized gain on futures contracts and swaps--net ......................................           22,311
                          Unrealized gain on futures contracts--net ..............................................           35,942
                          Amortization of discount ...............................................................         (887,948)
                       Proceeds from sales and paydowns of long-term investments .................................       88,702,480
                       Proceeds on other investment-related transactions .........................................           24,797
                       Purchases of long-term investments ........................................................      (99,580,431)
                       Proceeds from sales of short-term investments--net .......................................            79,564
                                                                                                                      -------------
                       Net cash provided by operating activities .................................................        2,527,851
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings .............................................................       81,900,000
                       Cash payments on borrowings ...............................................................      (69,200,000)
                       Dividends paid to shareholders ............................................................      (14,811,505)
                       Decrease in custodian bank payable ........................................................         (463,538)
                                                                                                                      -------------
                       Net cash used for financing activities ....................................................       (2,575,043)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in cash ......................................................................          (47,192)
                       Cash at beginning of period ...............................................................          100,000
                                                                                                                      -------------
                       Cash at end of period .....................................................................    $      52,808
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ....................................................................    $   2,162,257
                                                                                                                      =============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             15

Financial Highlights

                                                                          For the Six
                                                                          Months Ended          For the Year Ended May 31,
The following per share data and ratios have been derived                 November 30,  ------------------------------------------
from information provided in the financial statements.                       2005         2005       2004       2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .............  $   8.46     $   8.43   $   7.86   $   7.68    $   9.11
                                                                           -------------------------------------------------------
                       Investment income--net** ........................        .37          .85        .88        .92        1.15
                       Realized and unrealized gain (loss)--net ........       (.02)         .07        .58        .17       (1.47)
                                                                           -------------------------------------------------------
                       Total from investment operations .................       .35          .92       1.46       1.09        (.32)
                       Less dividends from investment income--net ......       (.40)        (.89)      (.89)      (.91)      (1.11)
                       Recovery of previously expensed offering costs
                        resulting from issuance of Common Stock .........        --           --         --+        --          --
                                                                           -------------------------------------------------------
                       Net asset value, end of period ...................  $   8.41     $   8.46   $   8.43   $   7.86    $   7.68
                                                                           =======================================================
                       Market price per share, end of period ............  $   7.69     $   8.38   $   7.97   $   8.36    $   8.22
                                                                           =======================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...............      4.28%@      11.24%     19.33%     16.46%      (3.13%)
                                                                           =======================================================
                       Based on market price per share ..................     (3.73%)@     16.55%      6.07%     15.73%        .59%
                                                                           =======================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding interest expense .............      1.01%*        .99%      1.01%      1.04%       1.10%
                                                                           =======================================================
                       Expenses .........................................      2.36%*       1.81%      1.51%      1.59%       2.14%
                                                                           =======================================================
                       Investment income--net ..........................       8.67%*       9.71%     10.48%     13.35%      14.37%
                                                                           =======================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                       Amount of borrowings outstanding, end of period
                        (in thousands) ..................................  $120,500     $107,800   $109,600   $ 98,800    $ 84,900
                                                                           =======================================================
                       Average amount of borrowings outstanding during
                        the period (in thousands) .......................  $112,438     $112,501   $112,297   $ 75,558    $ 98,924
                                                                           =======================================================
                       Average amount of borrowings outstanding per share
                        during the period** .............................  $   3.01     $   3.02   $   3.03   $   2.07    $   2.75
                                                                           =======================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .........  $313,960     $315,626   $313,583   $289,820    $279,372
                                                                           =======================================================
                       Portfolio turnover ...............................     22.20%       54.64%     82.54%     76.61%      65.44%
                                                                           =======================================================

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a secu-


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             17
      rity is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies to U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


18      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Notes to Financial Statements (concluded)

default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML& Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $11,290 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2005.

For the six months ended November 30, 2005, the Fund reimbursed FAM $3,386 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended November 30, 2005 were $100,454,764 and $94,531,652, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2005 remained constant and during the year ended May 31, 2005 increased by 90,900 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $160,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

For the six months ended November 30, 2005, the average amount borrowed was approximately $112,438,000 and the daily weighted average interest rate was 3.86%.

6. Capital Loss Carryforward:

On May 31, 2005, the Fund had a net capital loss carryforward of $229,863,075, of which $21,292,692 expires in 2008, $34,200,029 expires in 2009, $52,918,036 expires in 2010, $119,513,437 expires in 2011 and $1,938,881 expires in 2012.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.060000 per share on December 21, 2005 to shareholders of record on December 12, 2005.


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             19

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund. Since the sub-advisory services are provided by Merrill Lynch Asset Management U.K. Limited, an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agree-


20      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005
ment which occurred in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the fifth quintile for the one-year period, in the first quintile for the three-year period, and in the second quintile for the five- year period. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Phillips has more than ten years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Fund's contractual and actual management fee rates and total expenses were below the median fees and expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             21

Proxy Results

During the six-month period ended November 30, 2005, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted    Shares Withheld
                                                                                 For           From Voting
------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.           32,396,601        1,122,327
                                                James H. Bodurtha             32,390,426        1,128,502
                                                Kenneth A. Froot              32,407,122        1,111,806
                                                Joe Grills                    32,386,526        1,132,402
                                                Herbert I. London             32,367,580        1,151,348
                                                Roberta Cooper Ramo           32,370,987        1,147,941
                                                Robert S. Salomon, Jr.        32,359,242        1,159,686
                                                Stephen B. Swensrud           32,386,255        1,132,673
------------------------------------------------------------------------------------------------------------


22      CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
Elizabeth M. Phillips, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

CYE

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud will retire as Director of Corporate High Yield Fund III, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2005             23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund III, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #COYIII -- 11/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund III, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund III, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund III, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund III, Inc.

Date: January 25, 2006